UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2023
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street,
Kearney,	Nebraska	68845-4915
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491
__________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	BKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     Submission of Matters to a Vote of Security Holders

The Buckle, Inc. held its Annual Meeting of Stockholders on June 5, 2023. The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Withheld	Broker Non-Votes
Proposal 1 - Election of Board of Directors:
Daniel J. Hirschfeld	41,216,946	—	2,387,115	3,068,386
Dennis H. Nelson	42,735,885	—	868,176	3,068,386
Thomas B. Heacock	40,787,721	—	2,816,340	3,068,386
Kari G. Smith	40,140,151	—	3,463,910	3,068,386
Hank M. Bounds	42,678,698	—	925,363	3,068,386
Bill L. Fairfield	40,753,343	—	2,850,718	3,068,386
Bruce L. Hoberman	40,109,598	—	3,494,463	3,068,386
Michael E. Huss	42,691,341	—	912,720	3,068,386
Shruti S. Joshi	43,414,576	—	189,485	3,068,386
Angie J. Klein	40,159,493	—	3,444,568	3,068,386
John P. Peetz, III	40,938,491	—	2,665,570	3,068,386
Karen B. Rhoads	36,792,419	—	6,811,642	3,068,386
James E. Shada	41,045,895	—	2,558,166	3,068,386

	For	Against	Abstain	Broker Non-Votes

Proposal 2 - Ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm	45,946,670	698,322	27,455	—
Proposal 3 - Approve the Company's 2023 Employee Restricted Stock Plan	42,021,363	1,543,815	38,883	3,068,386
Proposal 4 - Advisory vote on overall compensation for Named Executive Officers	40,289,653	3,237,202	77,206	3,068,386

	3 Years	2 Years	1 Year	Abstain	Broker Non-Votes

Proposal 5 - Advisory vote on the frequency of future advisory votes on compensation of Named Executive Officers	24,040,535	29,394	19,477,403	56,729	3,068,386

With respect to Proposal 5, the Company has decided it will hold future advisory votes on overall compensation of its Named Executive Officers every 3 years.

ITEM 8.01.     Other Events

On June 6, 2023, The Buckle, Inc. issued a press release announcing a quarterly dividend of $0.35 per share to be paid on July 28, 2023, for shareholders of record at the close of business on July 14, 2023.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).     Exhibits

Exhibit 99.1    Press Release Dated June 6, 2023
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: June 6, 2023	By: /s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated June 6, 2023

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)